T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

Supplement to prospectus dated March 1, 2009

The following information updates the prospectus, dated March 1, 2009, for the Institutional Foreign Equity and Institutional Global Large-Cap Equity Funds, and supersedes the supplement dated May 1, 2009.

On page 10, the fee table for the Institutional Foreign Equity Fund is revised to reflect a lower expense ratio limitation as follows:

Table 2  Fees and Expenses of the Funds
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fees a	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net Expenses

Foreign Equity	2.00%	0.70%	0.66%e	1.36%e	0.61%f	0.75%f

aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

eExpenses have been restated to reflect fees based on fund assets as of September 30, 2009.

fEffective November 1, 2009, T. Rowe Price International contractually obligated itself (through February 29, 2012) to waive its fees and/or bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval of the fund`s Board of Directors. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever its expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

The "Example" on pages 10-11 is updated to reflect the revised expense ratio limitation and restated fees for the Institutional Foreign Equity Fund and to correct the 3-, 5-, and 10-year numbers for the Institutional Global Large-Cap Equity Fund.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Foreign Equity	$77	$285	$603	$1,506
Global Large-Cap Equity	77	495	1,439	3,864

The date of this supplement is October 30, 2009.

C100-043 10/30/09